EXHIBIT 10.3

Amendment to Stock Option Agreements

This Amendment to Stock Option Agreements is entered into as of June 29, 2015 (the “Effective Date”), between The Kroger Co., an Ohio corporation (“Kroger”), and Michael Ellis (“you”).

1.              On the Effective Date, you and Kroger entered into an agreement regarding your retirement from Kroger (the “Retirement Agreement”).  Section 2 of the Retirement Agreement provides as follows:  “In addition, Kroger stock options granted to you prior to today’s date but unvested as of today’s date will be deemed to have vested, after and despite your retirement, and will be become payable on and be paid to you on June 29, 2018 in accordance with the same, if and only if as of June 29, 2018 you have not breached any of the provisions of this agreement as set forth below.”  The purpose of this Amendment to Stock Option Agreements is to provide additional detail with respect to that provision of the Retirement Agreement.

2.              Under one or more of its Long-Term Incentive Plans, you and Kroger entered into the following agreements:

a.              Non-Qualified Stock Option Grant Agreement dated June 23, 2011 (the “2011 Agreement”);

b.              Non-Qualified Stock Option Grant Agreement dated July 12, 2012 (the “2012 Agreement”);

c.               Non-Qualified Stock Option Grant Agreement dated July 15, 2013 (the “2013 Agreement”); and

d.              Non-Qualified Stock Option Grant Agreement dated July 15, 2014 (the “2014 Agreement”, and together with the 2011 Agreement, 2012 Agreement and 2013 Agreement, the “Agreements”).

Pursuant to the Agreements, Kroger granted to you nonqualified stock options to purchase Kroger common shares (the “Stock Options”).

3.              Paragraph 2 of each of the Agreements provides that if your employment by or service to Kroger is terminated prior to the option becoming exercisable, all rights under such Agreement will terminate.  Kroger and you agree to the following:

a.              The 2011 Agreement is amended by adding the following two sentences to the end of paragraph 2:  “If and only if as of June 29, 2018 you have not breached any of the provisions of Section 5 or 6 of the Retirement Agreement, the 8,800 Stock Options (this number has been adjusted for July 13, 2015 stock split) granted under this agreement that remain unvested as of June 29, 2015 shall vest on June 29, 2018, and shall be exercisable until the close of market on June 28, 2019.  If you have breached any of the provisions of Section 5 or 6 of the Retirement Agreement, all rights with respect to such unvested options shall terminate.”

b.              The 2012 Agreement is amended by adding the following two sentences to the end of paragraph 2:  “If and only if as of June 29, 2018 you have not breached any of the provisions of Section 5 or 6 of the Retirement Agreement, the 26,400 Stock Options (this number has been adjusted for July 13, 2015 stock split) granted under this agreement that remain unvested as of June 29, 2015 shall vest on June 29, 2018, and shall be exercisable until the close of market on June 28, 2019.  If you have breached any of the provisions of Section 5 or 6 of the Retirement Agreement, all rights with respect to such unvested options shall terminate.”

c.               The 2013 Agreement is amended by adding the following two sentences to the end of paragraph 2:  “If and only if as of June 29, 2018 you have not breached any of the provisions of Section 5 or 6 of the Retirement Agreement, the 40,576 Stock Options (this number has been adjusted for July 13, 2015 stock split) granted under this agreement that remain unvested as of June 29, 2015 shall vest on June 29, 2018, and shall be exercisable until the close of market on June 28, 2019.  If you have breached any of the provisions of Section 5 or 6 of the Retirement Agreement, all rights with respect to such unvested options shall terminate.”

d.              The 2014 Agreement is amended by adding the following two sentences to the end of paragraph 2:  “If and only if as of June 29, 2018 you have not breached any of the provisions of Section 5 or 6 of the Retirement Agreement, the 90,000 Stock Options (this number has been adjusted for July 13, 2015 stock split) granted under this agreement that remain unvested as of June 29, 2015 shall vest on June 29, 2018, and shall be exercisable until the close of market on June 28, 2019.  If you have breached any of the provisions of Section 5 or 6 of the Retirement Agreement, all rights with respect to such unvested options shall terminate.”

4.              Except as amended above, the Agreements remain unchanged.

The parties have executed this amendment as of the Effective Date.

The Kroger Co.

By	/s/ W. Rodney McMullen
W. Rodney McMullen
Chairman of the Board and Chief Executive Officer

(“you”)

/s/ Michael Ellis
Michael Ellis